UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   July 10, 2008

CITRIX SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
851 West Cypress Creek Road Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices) (Zip Code)

(954) 267-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Election of Nanci Caldwell to the Board of Directors

On July 10, 2008 the Board of Directors of Citrix Systems, Inc. (the “Company”) elected Nanci Caldwell, the former Executive Vice President and Chief Marketing Officer of Peoplesoft, which was acquired by Oracle in January 2005, to its Board of Directors.  On July 14, 2008, the Company issued a press release regarding Ms. Caldwell’s election.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Ms. Caldwell was appointed to each of the Nominating and Corporate Governance Committee and the Compensation Committee of the Company’s Board of Directors.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Citrix Systems, Inc. Press Release issued July 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Dated:	July 14, 2008	By:	/s/ David J. Henshall
			Name:	David J. Henshall
			Title:	Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated July 14, 2008 of Citrix Systems, Inc.